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EXHIBIT 10.6B

SECOND AMENDMENT
TO
LOAN AND SECURITY AGREEMENT

        This SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT is entered into as of June 25, 2001 by and among JONES SODA CO., a Washington corporation, and JONES SODA CO. (USA) INC., a Washington corporation (collectively, "Borrower"), and WELLS FARGO BUSINESS CREDIT, INC., a Minnesota corporation ("Lender").

RECITALS

        Borrower and Lender are parties to that certain Loan and Security Agreement dated as of March 22, 2000, as amended May 31, 2001 ("Agreement"). All capitalized terms used herein and not otherwise defined herein shall have the meaning attributed to them in the Agreement. The parties desire to amend certain of the provisions of the Agreement as set forth herein.

        NOW, THEREFORE, in consideration of the mutual covenants and promises of the parties contained herein, Borrower and Lender hereby agree as follows:

          1.    Schedule A.    Section 7 of Schedule A is amended by deleting "March 22, 2002" and inserting "March 22, 2003."

          2.    Effective Date.    This Second Amendment shall be effective as of the date first written above upon the execution by the parties.

          3.    Ratification.    Except as otherwise provided in this Second Amendment, all of the provisions of the Agreement are hereby ratified and confirmed and shall remain in full force and effect.

          4.    One Agreement.    The Agreement, as modified by the provisions of this Second Amendment, shall be construed as one agreement.

          5.    Counterparts.    This Second Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be deemed to be an original, and all of which when taken together shall constitute one and the same agreement. Delivery of an executed signature page of this Second Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

          6.    Statutory Notice.

          ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR FOREBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

        IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be executed as of the date first above written.

JONES SODA CO.		WELLS FARGO BUSINESS CREDIT, INC.
By:	/s/ JENNIFER CUE	By:	/s/
Title: Chief Financial Officer		Title: Assistant Vice President
JONES SODA CO. (USA) INC.
By:	/s/ JENNIFER CUE
Title: Chief Financial Officer

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  EXHIBIT 10.6B
SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT